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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 26, 2000
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                             AZTEC TECHNOLOGY PARTNERS, INC.
                             --------------------------------
              (Exact name of registrant as specified in its charter)

         Delaware                    0-24417                 04-3408450
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   (State of incorporation         (Commission             (IRS Employer
       or organization)            File Number)          Identification No.)


  50 Braintree Hill Office Park, Suite 220, Braintree, Ma           02184
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       (Address of principal executive offices)                   (zip code)

       Registrant's telephone number, including area code: (781) 849-1702
                                                          ----------------


                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On December 26, 2000, Aztec Technology Partners, Inc. (the "Company") amended its Revolving Credit Agreement with its bank lenders, dated July 27, 1998, as amended. Among other items, the amendment reduces the amount available to the Company under the revolver portion of the credit facility from $15 million to $14 million by January 31, 2001 and requires the Company to file a Registration Statement with the Securities and Exchange Commission by April 30, 2001, formerly October 10, 2000, with respect to the shares of the Company's common stock issuable upon exercise of the warrants held by the lenders.

EXHIBIT

Exhibit 10.19 Amendment to the Revolving Credit Agreement, dated December 26, 2000, by and among the Company, Fleet National Bank, N.A., as agent, and the lenders named therein.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AZTEC TECHNOLOGY PARTNERS, INC.

                                     By: /s/ Ross J. Weintraub
                                             ----------------------
                                             Ross J. Weintraub
                                             Chief Financial Officer




Date: January 11, 2001

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                                  EXHIBIT INDEX

10.19 Amendment to the Revolving Credit Agreement, dated December 26, 2000, by and among the Company, Fleet National Bank, N.A., as agent, and the lenders named therein.